Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces First Quarter 2022 Results
Revenue up 32% year over year
Cable Access revenue up 98% year over year
Record backlog and deferred revenue, up 81% year over year

SAN JOSE, California, May 2, 2022 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the first quarter of 2022.
“Harmonic delivered another strong quarter, with revenue up 32% year over year and solid operating profit, driven by Cable Access segment revenue growth of 98% and Video segment gross margin expansion,” said Patrick Harshman, president and chief executive officer of Harmonic. “Robust bookings resulted in a record backlog and deferred revenue at quarter end, demonstrating continuing competitive market momentum and growth visibility.”
Q1 Financial and Business Highlights
Financial
•Revenue: $147.4 million, up 32% year over year
◦Cable Access segment revenue: $81.6 million, up 98% year over year
◦Video segment revenue: $65.8 million, down 6% year over year
•Gross margin: GAAP 46.9% and non-GAAP 47.3%, compared to GAAP 49.4% and non-GAAP 50.4% in the year ago period
◦Cable Access segment gross margin: 38.0% compared to 42.2% in the year ago period
◦Video segment gross margin: 58.8% compared to 55.1% in the year ago period
•Operating income: GAAP income $2.5 million and non-GAAP income $11.3 million, compared to GAAP loss $3.8 million and non-GAAP income $5.1 million in the year ago period
•Net income: GAAP net loss $1.5 million and non-GAAP net income of $8.9 million, compared to GAAP net loss $6.1 million and non-GAAP net income $4.5 million in the year ago period
•Adjusted EBITDA: $14.5 million income compared to $9.1 million income in the year ago period
•EPS: GAAP net loss per share of $0.01 and non-GAAP net income per share of $0.08, compared to GAAP net loss per share of $0.06 and non-GAAP net income per share of $0.04 in the year ago period
•Cash: $100.7 million, relatively flat year over year
Business
•CableOS® solution commercially deployed with 77 customers, up 45% year over year
•CableOS deployments scaled to 6.1 million served cable modems, up 100% year over year
•Video SaaS revenue increased 75.3% year over year

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q1 2022	Q4 2021	Q1 2021	Q1 2022	Q4 2021	Q1 2021
	(Unaudited, in millions, except per share data)
Net revenue	$147.4	$155.8	$111.6	$147.4	$155.8	$111.6
Net income (loss)	$(1.5)	$19.9	$(6.1)	$8.9	$17.6	$4.5
EPS	$(0.01)	$0.18	$(0.06)	$0.08	$0.16	$0.04

Other Financial Information				Q1 2022	Q4 2021	Q1 2021
				(Unaudited, in millions)
Adjusted EBITDA for the quarter				$14.5	$23.8	$9.1
Bookings for the quarter				$205.5	$267.3	$96.3
Backlog and deferred revenue as of quarter end				$497.3	$441.0	$274.3
Cash and cash equivalents as of quarter end				$100.7	$133.4	$100.8
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q2 2022 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$70.0	$74.0	$—	$144.0	$74.0	$80.0	$—	$154.0
Gross margin %	57.0%	42.0%	(0.4)%	48.9%	59.0%	44.0%	(0.4)%	50.8%
Gross profit	$39.9	$31.1	$(0.6)	$70.4	$43.7	$35.2	$(0.6)	$78.3
Operating expenses	$37.0	$24.0	$5.1	$66.1	$38.0	$26.0	$5.1	$69.1
Operating income (loss)	$2.9	$7.1	$(5.7)	$4.3	$5.7	$9.2	$(5.7)	$9.2
Tax expense (3)				$(2.4)				$(2.4)
EPS (3)				$—				$0.05
Shares (3)				110.8				110.8
Cash (3)				$100.0				$110.0
(1) Components may not sum to total due to rounding.
(2) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	2022 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$275.0	$310.0	$—	$585.0	$287.0	$338.0	$—	$625.0
Gross margin %	57.0%	42.0%	(0.6)%	48.5%	58.3%	43.4%	(0.5)%	49.7%
Gross profit	$156.8	$130.2	$(3.1)	$283.9	$167.3	$146.7	$(3.1)	$310.9
Operating expenses	$145.0	$93.0	$24.3	$262.3	$150.0	$101.0	$24.3	$275.3
Operating income (loss)	$11.8	$37.2	$(27.4)	$21.6	$17.3	$45.7	$(27.4)	$35.6
Tax expense (3)				$(9.8)				$(9.8)
EPS (3)				$(0.20)				$(0.07)
Shares (3)				104.8				104.8
Cash (3)				$100.0				$110.0
(1) Components may not sum to total due to rounding.
(2) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	Q2 2022 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$70.0	$74.0	$144.0	$74.0	$80.0	$154.0
Gross margin %	57.0%	42.0%	49.3%	59.0%	44.0%	51.2%
Gross profit	$39.9	$31.1	$71.0	$43.7	$35.2	$78.9
Operating expenses	$37.0	$24.0	$61.0	$38.0	$26.0	$64.0
Adjusted EBITDA	$4.3	$8.4	$12.7	$7.1	$10.5	$17.6
Tax rate (2)			13.0%			13.0%
EPS (2)			$0.07			$0.11
Shares (2)			110.8			110.8
Cash (2)			$100.0			$110.0
(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

	2022 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$275.0	$310.0	$585.0	$287.0	$338.0	$625.0
Gross margin %	57.0%	42.0%	49.1%	58.3%	43.4%	50.2%
Gross profit	$156.8	$130.2	$287.0	$167.3	$146.7	$314.0
Operating expenses	$145.0	$93.0	$238.0	$150.0	$101.0	$251.0
Adjusted EBITDA	$17.5	$42.9	$60.4	$23.0	$51.4	$74.4
Tax rate (2)			13.0%			13.0%
EPS (2)			$0.34			$0.45
Shares (2)			110.8			110.8
Cash (2)			$100.0			$110.0

(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Monday, May 2, 2022. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. An audio version of the webcast will be available by calling +1.574.990.1032 or +1.800.240.9147 (conference ID 2079336). A replay will be available after 5:00 p.m. PT on the same web site or by calling +1.404.537.3406 or +1.855.859.2056 (conference ID 2079336).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized cable access and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The Company revolutionized cable access networking via the industry’s first virtualized cable access solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.

Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Cable Access businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the potential impact of the Covid-19 pandemic on our operations or the operations of our supply chain or our customers; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2021, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.
The Company believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.

Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, restructuring charges and amortization of intangible assets, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
CONTACTS:

Sanjay Kalra	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	April 1, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$100,739	$133,431
Accounts receivable, net	115,594	88,529
Inventories	81,816	71,195
Prepaid expenses and other current assets	27,251	29,972
Total current assets	325,400	323,127
Property and equipment, net	42,577	42,721
Operating lease right-of-use assets	29,556	30,968
Other non-current assets	63,281	56,657
Goodwill	239,631	240,213
Total assets	$700,445	$693,686

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$37,518	$36,824
Other debts, current	4,906	4,992
Accounts payable	52,524	64,429
Deferred revenue	75,474	57,226
Operating lease liabilities, current	7,362	7,346
Other current liabilities	53,072	53,644
Total current liabilities	230,856	224,461
Convertible debt, non-current	113,324	98,941
Other debts, non-current	12,740	12,989
Operating lease liabilities, non-current	27,689	29,120
Other non-current liabilities	31,183	31,379
Total liabilities	$415,792	$396,890

Convertible debt	—	883
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 104,603 and 102,959 shares issued and outstanding at April 1, 2022 and December 31, 2021, respectively	105	103
Additional paid-in capital	2,362,873	2,387,039
Accumulated deficit	(2,073,288)	(2,087,957)
Accumulated other comprehensive loss	(5,037)	(3,272)
Total stockholders’ equity	284,653	295,913
Total liabilities and stockholders’ equity	$700,445	$693,686

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended
	April 1, 2022	April 2, 2021
Revenue:
Appliance and integration	$112,984	$79,976
SaaS and service	34,455	31,600
Total net revenue	147,439	111,576
Cost of revenue:
Appliance and integration	66,382	42,619
SaaS and service	11,875	13,812
Total cost of revenue	78,257	56,431
Total gross profit	69,182	55,145
Operating expenses:
Research and development	28,833	23,528
Selling, general and administrative	36,643	34,911
Amortization of intangibles	—	507
Restructuring and related charges	1,170	43
Total operating expenses	66,646	58,989
Income (loss) from operations	2,536	(3,844)
Interest expense, net	(1,433)	(2,603)
Other income (expense), net	62	1,019
Income (loss) before income taxes	1,165	(5,428)
Provision for income taxes	2,694	696
Net loss	$(1,529)	$(6,124)

Net loss per share:
Basic and diluted	$(0.01)	$(0.06)
Shares used in per share calculations:
Basic and diluted	103,994	99,868

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended
	April 1, 2022	April 2, 2021
Cash flows from operating activities:
Net loss	$(1,529)	$(6,124)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	3,111	3,057
Amortization of intangibles	—	507
Stock-based compensation	7,586	8,398
Amortization of convertible debt discount	297	1,532
Amortization of warrant	429	429
Foreign currency remeasurement	(563)	(2,609)
Deferred income taxes	627	432
Provision for expected credit losses and returns	1,348	1,089
Provision for excess and obsolete inventories	2,738	644
Other adjustments	77	143
Changes in operating assets and liabilities:
Accounts receivable	(28,479)	(20,758)
Inventories	(11,841)	(1,119)
Other assets	(3,949)	(1,019)
Accounts payable	(12,260)	13,527
Deferred revenues	18,408	11,285
Other liabilities	(3,482)	(7,736)
Net cash provided by (used in) operating activities	(27,482)	1,678
Cash flows from investing activities:
Purchases of property and equipment	(2,438)	(3,645)
Net cash used in investing activities	(2,438)	(3,645)
Cash flows from financing activities:
Payments for repurchase of common stock	(2,141)	—
Repayment of other debts	(99)	(108)
Proceeds from common stock issued to employees	2,966	5,685
Payment of tax withholding obligations related to net share settlements of restricted stock units	(2,693)	(913)
Net cash provided by (used in) financing activities	(1,967)	4,664
Effect of exchange rate changes on cash and cash equivalents	(805)	(565)
Net increase (decrease) in cash and cash equivalents	(32,692)	2,132
Cash and cash equivalents at beginning of period	133,431	98,645
Cash and cash equivalents at end of period	$100,739	$100,777

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	April 1, 2022		December 31, 2021		April 2, 2021
Geography
Americas	$103,157	70%	$102,929	66%	$75,062	67%
EMEA	35,702	24%	40,096	26%	27,607	25%
APAC	8,580	6%	12,779	8%	8,907	8%
Total	$147,439	100%	$155,804	100%	$111,576	100%

Market
Service Provider	$92,521	63%	$87,263	56%	$53,660	48%
Broadcast and Media	54,918	37%	68,541	44%	57,916	52%
Total	$147,439	100%	$155,804	100%	$111,576	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended April 1, 2022
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$65,842	$81,597	$147,439	$—	$147,439
Gross profit	38,684	31,011	69,695	(513)	69,182
Gross margin %	58.8%	38.0%	47.3%		46.9%
Operating income	3,139	8,139	11,278	(8,742)	2,536
Operating margin %	4.8%	10.0%	7.6%		1.7%

	Three Months Ended December 31, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$86,092	$69,712	$155,804	$—	$155,804
Gross profit	50,589	28,080	78,669	(731)	77,938
Gross margin %	58.8%	40.3%	50.5%		50.0%
Operating income	15,225	5,408	20,633	(5,487)	15,146
Operating margin %	17.7%	7.8%	13.2%		9.7%

	Three Months Ended April 2, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$70,331	$41,245	$111,576	$—	$111,576
Gross profit	38,774	17,408	56,182	(1,037)	55,145
Gross margin %	55.1%	42.2%	50.4%		49.4%
Operating income (loss)	3,772	1,296	5,068	(8,912)	(3,844)
Operating margin %	5.4%	3.1%	4.5%		(3.4)%
(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended April 1, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income (loss)
GAAP	$147,439	$69,182	$66,646	$2,536	$(1,371)	$(1,529)
Stock-based compensation	—	527	(7,059)	7,586	—	7,586
Restructuring and related charges	—	(14)	(1,170)	1,156	—	1,156
Non-cash interest and other expenses related to convertible notes	—	—	—	—	297	297
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,367
Total adjustments	—	513	(8,229)	8,742	297	10,406
Non-GAAP	$147,439	$69,695	$58,417	$11,278	$(1,074)	$8,877
As a % of revenue (GAAP)		46.9%	45.2%	1.7%	(0.9)%	(1.0)%
As a % of revenue (Non-GAAP)		47.3%	39.6%	7.6%	(0.7)%	6.0%
Diluted net income (loss) per share:
GAAP						$(0.01)
Non-GAAP						$0.08
Shares used in per share calculation:
GAAP						103,994
Non-GAAP						110,563

	Three Months Ended December 31, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income
GAAP	$155,804	$77,938	$62,792	$15,146	$(2,678)	$19,857
Stock-based compensation	—	506	(4,689)	5,195	—	5,195
Restructuring and related charges	—	225	(67)	292	—	292
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,621	1,621
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(9,347)
Total adjustments	—	731	(4,756)	5,487	1,621	(2,239)
Non-GAAP	$155,804	$78,669	$58,036	$20,633	$(1,057)	$17,618
As a % of revenue (GAAP)		50.0%	40.3%	9.7%	(1.7)%	12.7%
As a % of revenue (Non-GAAP)		50.5%	37.2%	13.2%	(0.7)%	11.3%
Diluted net income per share:
GAAP						$0.18
Non-GAAP						$0.16
Shares used in per share calculation:
GAAP and Non-GAAP						110,474

	Three Months Ended April 2, 2021
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating expense, net	Net Income (Loss)
GAAP	$111,576	$55,145	$58,989	$(3,844)	$(1,584)	$(6,124)
Stock-based compensation	—	1,073	(7,325)	8,398	—	8,398
Amortization of intangibles	—	—	(507)	507	—	507
Restructuring and related charges	—	(36)	(43)	7	—	7
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,532	1,532
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	194
Total adjustments	—	1,037	(7,875)	8,912	1,532	10,638
Non-GAAP	$111,576	$56,182	$51,114	$5,068	$(52)	$4,514
As a % of revenue (GAAP)		49.4%	52.9%	(3.4)%	(1.4)%	(5.5)%
As a % of revenue (Non-GAAP)		50.4%	45.8%	4.5%	—%	4.0%
Diluted net income (loss) per share:
GAAP						$(0.06)
Non-GAAP						$0.04
Shares used in per share calculation:
GAAP						99,868
Non-GAAP						103,190

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	April 1, 2022	December 31, 2021	April 2, 2021
Net income (loss) - GAAP	$(1,529)	$19,857	$(6,124)
Provision for income taxes	2,694	(7,389)	696
Interest expense, net	1,433	2,706	2,603
Depreciation	3,111	3,151	3,057
Amortization of intangibles	—	—	507
EBITDA	5,709	18,325	739

Adjustments
Stock-based compensation	7,586	5,195	8,398
Restructuring and related charges	1,156	292	7
Adjusted EBITDA	$14,451	$23,812	$9,144

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q2 2022 Financial Guidance (1)
	Revenue			Gross Profit			Income from Operations			Net Income
GAAP	$144.0	to	$154.0	$70.4	to	$78.3	$4.3	to	$9.2	$0.3	to	$5.2
Stock-based compensation expense	—			0.4			5.2			5.2
Restructuring and related charges	—			0.2			0.5			0.5
Non-cash interest and other expenses related to convertible notes	—			—			—			0.3
Tax effect of non-GAAP adjustments	—			—			—			1.3	to	0.6
Total adjustments	—			0.6			5.7			7.3	to	6.6
Non-GAAP	$144.0	to	$154.0	$71.0	to	$78.9	$10.0	to	$14.9	$7.6	to	$11.8
As a % of revenue (GAAP)				48.9%	to	50.8%	3.0%	to	5.9%	0.2%	to	3.4%
As a % of revenue (Non-GAAP)				49.3%	to	51.2%	6.9%	to	9.6%	5.3%	to	7.6%
Diluted net income per share:
GAAP										$—	to	$0.05
Non-GAAP										$0.07	to	$0.11
Shares used in per share calculation:
GAAP and Non-GAAP										110.8
(1) Components may not sum to total due to rounding.

	2022 Financial Guidance (1)
	Revenue			Gross Profit			Income from Operations			Net Income (Loss)
GAAP	$585.0	to	$625.0	$283.9	to	$310.9	$21.6	to	$35.6	$(21.1)	to	$(7.0)
Stock-based compensation expense	—			1.8			24.8			24.8
Restructuring and related charges	—			1.3			2.6			2.6
Non-cash interest and other expenses related to convertible notes	—			—			—			27.6
Tax effect of non-GAAP adjustments	—			—			—			4.1	to	2.3
Total adjustments	—			3.1			27.4			59.1	to	57.3
Non-GAAP	$585.0	to	$625.0	$287.0	to	$314.0	$49.0	to	$63.0	$38.1	to	$50.3
As a % of revenue (GAAP)				48.5%	to	49.7%	3.7%	to	5.7%	(3.6)%	to	(1.1)%
As a % of revenue (Non-GAAP)				49.1%	to	50.2%	8.4%	to	10.1%	6.5%	to	8.1%
Diluted net income (loss) per share:
GAAP										$(0.20)	to	$(0.07)
Non-GAAP										$0.34	to	$0.45
Shares used in per share calculation:
GAAP										104.8
Non-GAAP										110.8
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)(1)
(In millions)

	Q2 2022 Financial Guidance			2022 Financial Guidance
Net income (loss) - GAAP	$0.3	to	$5.2	$(21.1)	to	$(7.0)
Provision for income taxes			2.4			9.8
Interest expense, net			1.3			4.9
Depreciation			3.0			12.8
EBITDA	$7.0	to	$11.9	$6.4	to	$20.5

Adjustments
Stock-based compensation			5.2			24.8
Loss on debt conversion			—			26.5
Restructuring and related charges			0.5			2.6
Adjusted EBITDA	$12.7	to	$17.6	$60.4	to	$74.4
(1) Components may not sum to total due to rounding.